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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         August 6, 2003
                                                 -------------------------------


                               IKONICS CORPORATION
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                       000-25727              41-0730027
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)




         4832 GRAND AVENUE
         DULUTH, MINNESOTA                                     55807
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code  (218) 628-2217
                                                   -----------------


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Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

         99       Press Release dated August 6, 2003

Item 12.   Results of Operations and Financial Condition.

         On August 6, 2003, IKONICS Corporation (the "Company") reported its financial results for the quarter ended June 30, 2003. See the Company's press release dated August 6, 2003, which is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       IKONICS CORPORATION


Date:  August 11, 2003                 /s/ William C. Ulland
                                       -----------------------------------
                                           William C. Ulland
                                           Chairman, Chief Executive Officer
                                           and President



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                                  EXHIBIT INDEX

                                                                       Method
   Exhibit                         Description                        of Filing
   -------                         -----------                        ---------
                                                                  Filed
99             Press Release dated August 6, 2003 ..............  Electronically